UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008 (February 19, 2008)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200 Houston, Texas		77060

(Address of principal executive offices)		(Zip Code)
(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On February 19, 2008, the registrant issued a press release announcing the commencement of a two-phase midstream project which will consolidate volumes and operations in the Partnership’s West Panhandle System and enhance the Partnership’s capacity and recovery efficiencies in its fast-growing East Panhandle System.  The total project involves diverting West Panhandle volumes from the Partnership’s Stinnett Plant, located in Moore County, Texas to its Cargray Plant, located in Carson County, Texas and subsequently relocating the Stinnett Plant’s high-efficiency cryogenic technology to the East Panhandle Arrington System, located in Hemphill County, Texas. The press release is filed with this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits.

	Exhibit No.		Description

	99.1		Press Release of Eagle Rock Energy Partners, L.P. dated February 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner
Date: February 20, 2008
	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release date February 19, 2008